Amplify High Income ETF
Schedule of Investments
July 31, 2020 (Unaudited)

Description	Shares	Value

INVESTMENT COMPANIES - 99.4%
Equity - 14.4%
Aberdeen Total Dynamic Dividend Fund	1,198,627	$9,457,167
Adams Natural Resources Fund, Inc.	245,186	2,839,254
Liberty All-Star Equity Fund (a)	1,592,818	9,397,626
The Gabelli Dividend & Income Trust	492,348	9,069,050
		30,763,097
Fixed Income - 85.0%
AllianceBernstein Global High Income Fund, Inc.	414,610	4,411,450
BlackRock Corporate High Yield Fund, Inc.	733,866	7,764,302
BlackRock Credit Allocation Income Trust	245,384	3,474,637
BlackRock Debt Strategies Fund, Inc.	497,546	4,875,951
BlackRock Floating Rate Income Strategies Fund, Inc.	580,255	6,632,315
BlackRock Limited Duration Income Trust	278,910	4,102,766
Blackstone / GSO Strategic Credit Fund	755,377	8,822,803
DoubleLine Income Solutions Fund	340,463	5,331,650
Eaton Vance Floating-Rate Income Trust	441,051	5,107,370
Eaton Vance Limited Duration Income Fund	815,213	9,464,623
Eaton Vance Senior Floating-Rate Trust	773,118	8,921,782
First Trust High Income Long/Short Fund	183,447	2,571,927
Invesco Dynamic Credit Opportunities Fund	965,171	8,628,629
Invesco Senior Income Trust	2,361,703	8,360,429
NexPoint Strategic Opportunities Fund	602,005	5,791,288
Nuveen Credit Strategies Income Fund	1,419,594	8,347,213
Nuveen Floating Rate Income Fund	1,081,186	8,681,924
PGIM Global High Yield Fund, Inc.	723,221	9,532,053
PGIM High Yield Bond Fund, Inc.	708,855	9,711,313
PIMCO Energy & Tactical Credit Opportunities Fund	563,489	3,837,360
Templeton Global Income Fund	1,786,931	9,792,382
Voya Prime Rate Trust	464,432	2,029,568
Wells Fargo Income Opportunities Fund	1,050,330	7,730,429
Western Asset Emerging Markets Debt Fund, Inc.	756,446	9,720,331
Western Asset High Income Fund II, Inc.	1,080,815	7,068,530
Western Asset High Income Opportunity Fund, Inc.	2,140,745	10,446,836
		181,159,861
Total Investment Companies (Cost $250,848,313)		211,922,958

MONEY MARKET FUNDS - 0.3%
STIT-Government & Agency Portfolio - Institutional Class - 0.07% (b)	635,461	635,461
Total Money Market Funds (Cost $635,461)		635,461

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 2.9%
First American Government Obligations Fund - Class X - 0.07% (b)	6,166,250	6,166,250
Total Investments Purchased with Proceeds from Securities Lending (Cost $6,166,250)		6,166,250
Total Investments - 102.6%
(Cost $257,650,024)		$218,724,669

Percentages are based on Net Assets of $213,149,482.
(a)	All or a portion of this security is out on loan as of July 31, 2020. Total value of securities out on loan is $5,820,940 or 2.7% of net assets.
(b)	Seven-day yield as of July 31, 2020.

Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The following describes the levels of the fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The valuation techniques used by the Funds to measure fair value for the year/period ended July 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

Common stocks, preferred stock, and other equity securities listed on any national or foreign exchange (excluding Nasdaq) and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Foreign securities and other assets denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies shall be valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end and closed-end investment companies which are priced as equity securities. Exchange-traded options will be valued at the current mean price where such contracts are principally traded. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price. Fixed income securities will be valued using the mean price. Fixed income securities having a remaining maturity of 60 days or less when purchased will be valued at the current market price. If there is no current market price available then the securities will be valued at cost and adjusted for amortization of premiums and accretions of discounts.

If no quotation is available from either a pricing service, or one or more brokers or if the pricing committee has reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith by the pricing committee, pursuant to procedures established under the general supervision and responsibility of the Fund’s Board of Trustees (the “Board”).

The following is a summary of the fair valuations according to the inputs used to value the Fund's investments as of July 31, 2020:

Category
Investments in Securities
Assets
Level 1
Investment Companies	$211,922,958
Money Market Funds	635,461
Investments Purchased with Proceeds from Securities Lending	6,166,250
Total Level 1	218,724,669
Level 2	-
Total Level 2	-
Level 3	-
Total Level 3	-
Total	$218,724,669

See the Schedules of Investments for further disaggregation of investment categories.